UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2007
CADENCE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33103 (Commission File Number)	41-2142317 (IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200, San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)
Registrant’s telephone number, including area code: (858) 436-1400

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 16, 2007, Cadence Pharmaceuticals, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Hazel M. Aker, the Company’s newly-appointed Senior Vice President and General Counsel. From April 2006 to April 2007, Ms. Aker served as Senior Vice President, Operations and Business Affairs of Ambrx, Inc., a biotechnology company focused on protein therapeutics. From February 2003 to May 2006, Ms. Aker served as Senior Vice President, Regulatory Operations and Legal Affairs, General Counsel and Secretary of Micromet, Inc., formerly CancerVax Corporation, a biotechnology company focused on the treatment and control of cancer, and served as its Vice President, General Counsel and Secretary from February 2001 to February 2003. From April 2000 to March 2001, Ms. Aker served as Vice President, General Counsel and Secretary for Alaris Medical, Inc., and its subsidiary, Alaris Medical Systems, Inc., a manufacturer of intravenous infusion therapy products and patient monitoring systems. From October 1999 to April 2000, Ms. Aker served as Vice President and General Counsel and, from December 1999 to April 2000, as Vice President of Regulatory and Quality Affairs, for Women First HealthCare, Inc. From May 1995 until October 1999, Ms. Aker served as Corporate Vice President, Legal Affairs, and Assistant General Counsel for Alaris Medical Systems, Inc., which was formerly IVAC Medical Systems, Inc. Ms. Aker is a member of the State Bar of California. Ms. Aker holds a B.A. from the University of California, San Diego and a J.D. from the University of San Diego School of Law.
     Pursuant to the Employment Agreement, Ms. Aker will be paid a base salary of $280,000. A complete copy of the form of Employment Agreement entered into by the Company with Ms. Aker is filed as Exhibit 10.2 with Amendment No. 1 to the Company’s Registration Statement on Form S-1 on August 30, 2006, and incorporated herein by reference.
Item 9.01.          Financial Statements and Exihibits.
          (c) Exhibits.

Exhibit
Number	Description of Exhibit

10.1	Form of Executive Officer Employment Agreement of the Company (incorporated by reference to Exhibit 10.2 filed with Amendment No. 1 to the Company’s Registration Statement on Form S-1 on August 30, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2007	CADENCE PHARMACEUTICALS, INC.

	By:	/s/ William R. LaRue

	Name:	William R. LaRue
	Title:	Senior Vice President, Chief Financial
Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.1	Form of Executive Officer Employment Agreement of the Company (incorporated by reference to Exhibit 10.2 filed with Amendment No. 1 to the Company’s Registration Statement on Form S-1 on August 30, 2006).